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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 12, 2003


                       DEUTSCHE MORTGAGE SECURITIES, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                  333-100675                 36-4509743
-----------------------------      --------------          --------------------

 (STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)

31 W. 52nd Street
New York, NY                                               10019
-------------------------------                        ----------------

    (ADDRESS OF PRINCIPAL                                (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 469-8000



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Item 5.  Other Events.

Description of the Mortgage Pool

                  On or about March 31, 2003, the Registrant will cause the issuance and sale of approximately $435,000,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2003-1 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and Bank One, National Association, as trustee.

Collateral Term Sheet

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheet") in written form, which is in the nature of a data table.

                  The Collateral Term Sheet has been provided by the Underwriter. The information in the Collateral Term Sheet is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheet was prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheet may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.





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Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits

                  (a)      Financial Statements.

                           Not applicable.

                  (b)      PRO FORMA Financial Information.

                           Not applicable.

                  (c)      Exhibits



                   ITEM 601(a) OF
                   REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                          DESCRIPTION
-----------         -----------                          -----------

     1                  99.1             Collateral Term Sheet (as defined in
                                         Item 5) that has been provided by the
                                         Underwriter to certain prospective
                                         purchasers of Deutsche Mortgage
                                         Securities, Inc. Mortgage Loan Trust,
                                         Series 2003-1



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 12, 2002

                                       DEUTSCHE MORTGAGE SECURITIES, INC.


                                       By:  /s/ Steven  Katz
                                           ---------------------
                                       Name: Steven Katz
                                       Title:   Vice President

                                       By: /s/ Eric Londa
                                           ---------------------
                                       Name: Eric Londa
                                       Title:   Vice President



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                                  EXHIBIT INDEX



                 Item 601(a) of Sequentially
                 Regulation S-K               Numbered
Exhibit Number   Exhibit No.                  Description                   Page
--------------   -----------                  -----------                   ----

1                99.1                         Collateral Term Sheet (as      6
                                              defined in Item 5) that has
                                              been provided by the
                                              Underwriter to certain
                                              prospective purchasers of
                                              Deutsche Mortgage
                                              Securities, Inc. Mortgage
                                              Loan Trust, Series 2003-1



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                                    EXHIBIT 1